VANGUARD® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA DD

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account B

Supplement Dated December 18, 2018

to the

Prospectus dated May 1, 2018

Effective on or about December 18, 2018, William Blair Investment Management, LLC (William Blair) will be removed as an investment advisor to the Growth Portfolio.

PORTFOLIO AND MANAGEMENT	INVESTMENT OBJECTIVE
Growth Portfolio	seeks to provide long-term capital appreciation.
Manager: Jackson Square Partners, LLC, Wellington Management Company, LLP,

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Vanguard Variable Annuity dated May 1, 2018